UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, (i) on April 20, 2020, United Airlines Holdings, Inc. (“UAL” and, together with United Airlines, Inc., the “Company”) entered into a warrant agreement with the United States Department of the Treasury (“Treasury”) in connection with the Payroll Support Program established under the Coronavirus Aid, Relief, and Economic Security Act (the “PSP Warrant Agreement”), (ii) on September 28, 2020, UAL entered into a warrant agreement with Treasury in connection with the Loan Program established under Section 4003(b) of the Coronavirus Aid, Relief, and Economic Security Act (the “Loan Warrant Agreement”), (iii) on January 15, 2021, UAL entered into a warrant agreement with Treasury in connection with the Coronavirus Aid, Relief, and Economic Security Act, as extended by the Consolidated Appropriations Act, 2021 (the “PSP2 Warrant Agreement”) and (iv) on April 29, 2021, UAL entered into a warrant agreement with Treasury in connection with the Payroll Support Program established under Section 7301 of the American Rescue Plan Act of 2021 (the “PSP3 Warrant Agreement” and together with the PSP Warrant Agreement, the PSP2 Warrant Agreement and the Loan Warrant Agreement, the “Warrant Agreements”). Pursuant to (i) the PSP Warrant Agreement, UAL has issued to Treasury warrants to purchase up to 4,763,841 shares of common stock (the “PSP Warrants”), (ii) the Loan Warrant Agreement, UAL has issued to Treasury warrants to purchase up to 1,650,794 shares of common stock (the “Loan Warrants”), (iii) the PSP2 Warrant Agreement, UAL has issued to Treasury warrants to purchase up to 2,011,924 shares of common stock (the “PSP2 Warrants”) and (iv) the PSP3 Warrant Agreement, UAL has issued to Treasury warrants to purchase up to 1,501,790 shares of common stock (the “PSP3 Warrants” and together with the PSP Warrants, the PSP2 Warrants and the Loan Warrants, the “Warrants”). Each Warrant Agreement entitles Treasury to customary registration rights.

On the date hereof, the Company filed a shelf registration statement on Form S-3 (File No. 333-275664), which provides for the sale of securities, including shares of common stock and warrants of UAL, from time to time by the Company and selling security holders who may be named in a prospectus supplement. Also on the date hereof, in satisfaction of the registration rights granted to Treasury under the Warrant Agreements, UAL filed a prospectus supplement providing for the resale of the Warrants by one or more selling security holders from time to time, as well as the resale of up to 9,928,349 shares of common stock issuable upon exercise of such Warrants (collectively, the “Securities”).

Sidley Austin LLP, counsel to UAL, has issued a legal opinion relating to the Securities. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The foregoing descriptions of the Warrant Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each of the PSP Warrant Agreement filed herewith as Exhibit 4.1, the Form of PSP Warrant filed herewith as Exhibit 4.2, the Loan Warrant Agreement filed herewith as Exhibit 4.3, the Form of Loan Warrant filed herewith as Exhibit 4.4, the PSP2 Warrant Agreement filed herewith as Exhibit 4.5, the Form of PSP2 Warrant filed herewith as Exhibit 4.6, the PSP3 Warrant Agreement filed herewith as Exhibit 4.7 and the Form of PSP3 Warrant filed herewith as Exhibit 4.8, each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
4.1	Warrant Agreement, dated as of April 20, 2020, between United Airlines Holdings, Inc. and the United States Department of the Treasury (filed as Exhibit 4.2 to United Airlines Holdings, Inc.’s Form 8-K filed April 23, 2020, and incorporated herein by reference).
4.2	Form of Warrant (included in Exhibit 4.1 as Annex B thereto).
4.3	Warrant Agreement, dated as of September 28, 2020, between United Airlines Holdings, Inc. and the United States Department of the Treasury (filed as Exhibit 4.1 to United Airlines Holdings, Inc.’s Form 8-K filed on September 30, 2020, and incorporated herein by reference).
4.4	Form of Warrant (included in Exhibit 4.3 as Annex B thereto).
4.5	Warrant Agreement, dated as of January 15, 2021, between United Airlines Holdings, Inc. and the United States Department of the Treasury (filed as Exhibit 4.2 to United Airlines Holdings, Inc.’s Form 8-K filed on January 20, 2021, and incorporated herein by reference).
4.6	Form of Warrant (included in Exhibit 4.5 as Annex B thereto).
4.7	Warrant Agreement, dated as of April 29, 2021, between United Airlines Holdings, Inc. and the United States Department of the Treasury (filed as Exhibit 4.2 to United Airlines Holdings, Inc.’s Form 8-K filed on April 30, 2021, and incorporated herein by reference).
4.8	Form of Warrant (included in Exhibit 4.7 as Annex B thereto).
5.1	Opinion of Sidley Austin LLP dated November 20, 2023.
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC. UNITED AIRLINES, INC.

	By:	/s/ Michael Leskinen
	Name:	Michael Leskinen
	Title:	Executive Vice President and Chief Financial Officer

Date: November 20, 2023